Dreyfus
Worldwide Dollar
Money Market Fund, Inc.

SEMIANNUAL REPORT
April 30, 1999



(R) [Dreyfus Logo]

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                   Contents

                                    THE FUND

-----------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Statement of Investments

                              9     Statement of Assets and Liabilities

                             10     Statement of Operations

                             11     Statement of Changes in Net Assets

                             12     Financial Highlights

                             13     Notes to Financial Statements

                                    FOR MORE INFORMATION

-----------------------------------------------------------

                                    Back Cover

              Dreyfus Worldwide Dollar     The Fund
               Money Market Fund, Inc.


LETTER FROM THE PRESIDENT
-------------------------

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Worldwide Dollar Money Market Fund, Inc., covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's senior portfolio manager, Patricia A. Larkin.

Yields on money market securities generally declined over the reporting period in response to the Federal Reserve Board's decision in the fall of 1998 to ease monetary policy. While the U.S. economy has continued to grow, the Federal Reserve was concerned about persistent economic weakness abroad. Their adoption of lower short-term interest rates was intended to stimulate not just domestic economic growth, but the economies of other nations as well.

Despite lower nominal interest rates for most money market funds, very low inflation continued to support above-average real returns, which are nominal yields less the rate of inflation.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Worldwide Dollar Money Market Fund, Inc.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Worldwide Dollar
Money Market Fund, Inc. perform during the period?

For the six-month period ended April 30, 1999, Dreyfus Worldwide Dollar Money Market Fund, Inc. produced an annualized yield of 4.44% which, taking into account the effect of compounding, created an annualized effective yield of 4.53%.(1) The Fund provided a total return of 2.23%(2) compared to the Lipper Money Market Funds category average total return of 2.16%(3) for the same period. We attribute the Fund's yield to the fact that the Fund owned longer-term securities, which enabled it to lock in higher returns in an environment characterized by declining interest rates.

What is the Fund's investment approach?

There are many factors we consider in managing Dreyfus Worldwide Dollar Money Market Fund, Inc. including those noted below. We closely monitor the outlook for growth and inflation. We also follow overseas developments for any influence they may have on the domestic economy. The posture of the Federal Reserve is also a key determinant in our decision as to how best to structure the portfolio.

Generally, we actively manage the average maturity of the Fund in an effort to take advantage of expected changes in interest rates based upon our economic outlook. For example, if we feel that interest rates will fall, we typically will lengthen our average maturity in order to lock in today's higher rates. Conversely, in a rising rate environment, we typically will shorten our maturities in order to be able to reinvest at higher rates in the future.


                                                                  The Fund  3

In terms of investments, the Fund will only buy securities that are rated in one of the two highest rating categories or are of comparable credit quality. This policy permits the Fund to provide competitive returns while ensuring that the liquid nature of the portfolio is maintained.

What other factors influenced the Fund's performance?

Last fall, the Open Market Committee of the Federal Reserve Board cut short-term interest rates three times in an attempt to provide liquidity and improve investor confidence in the wake of Asian market turmoil. Since that time, despite some concern that the economy might show signs of growing too quickly, the Fed has held interest rates steady. The relatively longer average maturity of our Fund benefited from stable rates and the Fed's accommodative stance during the reporting period.

What is the Fund's current strategy?

During the reporting period the domestic economy continued to exhibit strength. Inflation appeared to be under control. International markets seemed to have regained stability and in some cases, even strength. Since we believed that an immediate increase in interest rates appeared unlikely at the end of the reporting period, we continued our strategy of maintaining a somewhat longer average maturity.

May 13, 1999


1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
2 Total return includes reinvestment of dividends.
3 Source: Lipper Analytical Services, Inc.


                                                                  The Fund  5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

---------------------------------------------------------------------------------------------
                                                                   Principal
Negotiable Bank Certificates of Deposit--39.7%                     Amount ($)       Value ($)
---------------------------------------------------------------------------------------------
Abbey National Treasury Services (Yankee)
  5.20%, 12/9/99                                                  25,000,000      25,000,000
ABN-AMRO Bank Chicago
  4.94%, 4/24/00 a                                                50,000,000      49,971,236
Bankers Trust Co. (Yankee)
  4.89%, 7/23/99 a                                                10,000,000       9,998,598
Bank of Scotland
  5.17%, 4/6/00                                                   20,000,000      20,003,600
Barclays Bank (Yankee)
  4.94%, 4/10/00 a                                                50,000,000      49,976,499
Commerzbank AG (Yankee)
  5.00%-5.33%, 2/1/00-4/7/00                                      65,000,000      64,983,140
Credit Agricole Indosuez S.A. (Yankee)
  4.87%-5.80%, 5/21/99-5/26/99 a                                  45,000,000      44,998,308
Deutsche Bank AG (Yankee)
  4.95%-5.66%, 8/23/99-4/10/00 a                                  75,000,000      74,977,963
Istituto Bancario San Paolo Di Torino (Yankee)
  5.15%-5.75%, 7/20/99-5/16/00                                    35,000,000      34,993,849
Michigan National Bank
  5.17%-5.21%, 3/16/00-3/27/00                                    15,000,000      14,998,719
Morgan Guaranty Trust Co.
  5.00%, 12/10/99                                                 10,000,000      10,000,000
Rabobank Nederland N.V. (Yankee)
  5.16%, 3/24/00                                                  10,000,000       9,998,205
Royal Bank of Canada (Yankee)
  4.94%-5.02%, 1/24/00-4/27/00 a                                  65,500,000      65,470,891
Societe Generale (Yankee)
  5.04%-5.77% , 5/28/99-2/4/00                                    70,000,000      69,989,182
SwedBank (Yankee)
  5.00%, 1/19/00                                                  20,000,000      20,001,391
Toronto-Dominion Bank (Yankee)
  4.94%-5.66%, 8/16/99-4/10/00 a                                  50,000,000      49,983,591
Total Negotiable Bank Certificates of Deposit
  (cost $615,345,172)                                                            615,345,172
---------------------------------------------------------------------------------------------
Commercial Paper--23.2%
---------------------------------------------------------------------------------------------
BHF Finance (DE) Inc.
  4.93%, 5/21/99                                                  50,000,000      49,864,722
Bavaria TRR Corp
  4.90%, 7/16/99                                                  42,000,000      41,570,853
Den Norske Bank ASA
  5.00%, 8/26/99                                                  25,000,000      24,603,500

---------------------------------------------------------------------------------------------
                                                                   Principal
Commercial Paper (continued)                                       Amount ($)       Value ($)
---------------------------------------------------------------------------------------------
FINOVA Capital Corp.
  5.05%-5.35%, 5/5/99-10/14/99                                    25,000,000      24,654,592
Goldman Sachs Group L.P.
  5.19%, 5/28/99                                                  10,000,000       9,962,125
Heller Financial Inc.
  5.26%, 5/5/99                                                   30,000,000      29,982,833
Hertz Corp.
  4.92%-5.07%, 6/18/99-7/13/99                                    35,000,000      34,706,533
Lehman Brothers Holdings Inc.
  5.40%, 8/5/99                                                   25,000,000      24,649,333
Spintab AB
  5.03%-5.15%, 6/18/99-7/9/99                                     75,000,000      74,392,979
SwedBank Inc.
  4.94%, 8/9/99                                                   25,000,000      24,665,278
Tafco
  4.85%, 5/21/99                                                  20,000,000      19,946,333
Total Commercial Paper
  (cost $358,999,081)                                                            358,999,081
---------------------------------------------------------------------------------------------
Corporate Notes--8.7%
---------------------------------------------------------------------------------------------
CIT Group Holdings Inc.
  4.88%-4.96%, 9/29/99-10/20/99 a                                 75,000,000      74,992,686
Heller Financial Inc.
  5.39%, 8/1/99                                                   14,170,000      14,294,915
Key Bank N.A.
  4.87%, 9/23/99 a                                                25,000,000      24,998,061
Wells Fargo & Co.
  5.26%, 4/3/00                                                   20,000,000      19,998,103
Total Corporate Notes
  (cost $134,283,765)                                                            134,283,765
---------------------------------------------------------------------------------------------
Promissory Notes--2.6%
---------------------------------------------------------------------------------------------
Goldman Sachs Group L.P.
  5.04%-5.06%, 10/1/99-10/25/99 b,c
  (cost $40,000,000)                                              40,000,000      40,000,000
---------------------------------------------------------------------------------------------
Short-Term Bank Notes--13.9%
---------------------------------------------------------------------------------------------
Abbey National Treasury Services
  5.80%, 6/11/99                                                  30,000,000      29,997,419
Key Bank N.A.
  5.10%, 3/24/00                                                  11,000,000      10,999,127
Lasalle National Bank
  5.15%-5.70%, 7/16/99-2/22/00                                    50,000,000      49,991,775

                                                                  The Fund  7

---------------------------------------------------------------------------------------------
                                                                   Principal
Short-Term Bank Notes (continued)                                  Amount ($)       Value ($)
---------------------------------------------------------------------------------------------
NationsBank N.A.
  4.87%-4.95%, 8/3/99-4/5/00 a                                    75,000,000      74,985,825
PNC Bank N.A.
  4.82%, 5/21/99 a                                                50,000,000      49,997,951
Total Short-Term Bank Notes
  (cost $215,972,097)                                                            215,972,097
---------------------------------------------------------------------------------------------
Time Deposits--9.8%
---------------------------------------------------------------------------------------------
Canadian Imperial Bank of Commerce (Grand Cayman)
  4.94%, 5/3/99                                                   70,000,000      70,000,000
Republic National Bank of New York (London)
  4.88%, 5/3/99                                                   31,209,000      31,209,000
Westdeutsche Landesbank Girozentrale (Grand Cayman)
  4.94%, 5/3/99                                                   50,000,000      50,000,000
Total Time Deposits
  (cost $151,209,000)                                                            151,209,000
---------------------------------------------------------------------------------------------
Total Investments
  (cost $1,515,809,115)                                                97.9%   1,515,809,115

Cash and Receiveables (net)                                             2.1%      33,223,053

Net Assets                                                            100.0%   1,549,032,168

a Variable interest rate-subject to periodic change.
b These notes were acquired for investment, and not with the intent to distribute or sell.
c Securities restricted as to public resale. These securities were acquired from 1/4/99-4/28/99 at a cost of par value. At April 30, 1999, the aggregate value of these securities was $40,000,000 representing approximately 2.6% of net assets and they are valued at amortized cost.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
Six Months Ended April 30, 1999 (Unaudited)

--------------------------------------------------------------------------------------------
                                                                        Cost           Value
--------------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments        1,515,809,115   1,515,809,115
Cash                                                                              19,601,433
Interest receivable                                                               14,204,975
Prepaid expenses                                                                     420,087
                                                                               1,550,035,610
--------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                        484,162
Accrued expenses                                                                     519,280
                                                                                   1,003,442
--------------------------------------------------------------------------------------------
Net Assets ($)                                                                 1,549,032,168
--------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                                1,549,328,946
Accumulated net realized gain (loss) on investments                                 (296,778)
Net Assets ($)                                                                 1,549,032,168
--------------------------------------------------------------------------------------------
Shares Outstanding
(25 billion shares of $.001 par value Common Stock authorized)                 1,549,328,946
--------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($)                            1.00

See notes to financial statements.
                                                                  The Fund  9

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

--------------------------------------------------------------------------------------------
Investment Income ($)
--------------------------------------------------------------------------------------------
Income
Interest Income                                                                   40,238,035
Expenses:
Management Fee--Note 2(a)                                                          3,876,541
Shareholder servicing costs--Note 2(b)                                             2,521,386
Prospectus and shareholders' reports                                                 138,590
Professional fees                                                                     63,641
Registration fees                                                                     44,910
Directors' fees and expenses--Note 2(c)                                               39,023
Custodian fees                                                                        37,088
Miscellaneous                                                                          1,350
Total Expenses                                                                     6,722,529
Less--reduction in management fee due to
  undertaking--Note 2(a)                                                            (901,419)
Net Expenses                                                                       5,821,110
Investment Income--Net, representing net increase in net assets
  resulting from operations                                                       34,416,925

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------
                                                       Six Months Ended
                                                         April 30, 1999           Year Ended
                                                             (Unaudited)    October 31, 1998
--------------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                       34,416,925           81,049,341
Net realized gain (loss) from investments                            --                7,275
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                  34,416,925           81,056,616
--------------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net                                      (34,617,013)         (80,849,253)
--------------------------------------------------------------------------------------------
Capital Stock Transactions ($1.00 per share) ($):
Net proceeds from shares sold                             1,244,242,590        2,927,984,458
Dividends reinvested                                         33,254,638           78,111,440
Cost of shares redeemed                                  (1,299,600,744)      (3,102,802,757)
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                                (22,103,516)         (96,706,859)
Total Increase (Decrease) in Net Assets                     (22,303,604)         (96,499,496)
--------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of period                                       1,571,335,772        1,667,835,268
End of period                                             1,549,032,168        1,571,335,772
Undistributed investment income--net                                 --              200,088

See notes to financial statements.

                                                                  The Fund  11

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

------------------------------------------------------------------------------------------------
                         Six Months Ended
                           April 30, 1999               Year Ended October 31,
                                           -----------------------------------------------------
                               (Unaudited)      1998       1997       1996       1995       1994
------------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period                1.00       1.00       1.00       1.00       1.00       1.00
Investment Operations:
Investment income--net               .022       .049       .049       .049       .052       .031
Distributions:
Dividends from
  investment income--net            (.022)     (.049)     (.049)     (.049)     (.052)     (.031)
Net asset value, end of period       1.00       1.00       1.00       1.00       1.00       1.00
------------------------------------------------------------------------------------------------
Total Return (%)                     4.50*      5.05       5.02       4.96       5.33       3.17
------------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to
  average net assets                  .75*       .75        .75        .81        .86        .84
Ratio of net investment income
  to average net assets              4.44*      4.95       4.90       4.86       5.20       3.07
Decrease reflected in above
  expense ratios due to
  undertakings by the Manager         .12*       .18        .14        .05         --         --
------------------------------------------------------------------------------------------------
Net Assets,
  end of period ($ x 1,000)     1,549,032  1,571,336  1,667,835  1,941,601  2,105,361  2,469,367

* Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared


                                                                  The Fund  13
and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Fund has an unused capital loss carryover of approximately $297,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, $76,000 of the carryover expires in fiscal 2003, $142,000 expires in fiscal 2004 and $79,000 expires in fiscal 2005.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from November 1, 1998 through April 30, 1999 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceeded an annual rate of .75 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $901,419 during the period ended April 30, 1999.

(b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 1999, the Fund was charged $1,283,761 pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $873,345 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                                  The Fund  15

NOTES

              For More Information

                     Dreyfus Worldwide Dollar
                     Money Market Fund, Inc.
                     200 Park Avenue
                     New York, NY 10166

                     Manager

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Custodian
                     The Bank of New York
                     90 Washington Street
                     New York, NY 10286

                     Transfer Agent &
                     Dividend Disbursing Agent

                     Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, RI 02940

                     Distributor

                     Premier Mutual Fund Services, Inc.
                     60 State Street
                     Boston, MA 02109


To obtain information:

By telephone
Call 1-800-645-6561

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request
to info@dreyfus.com

On the Internet  Information
can be viewed online or
downloaded from:
http://www.dreyfus.com



             Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


(C) 1999, Dreyfus Service Corporation     762SA994